Exhibit No. 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mojirade James, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Avanos Medical, Inc. Annual Report on Form 10-K for the year ended December 31, 2022 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 17th day of February, 2023.

/s/ Gary D. Blackford
Gary D. Blackford

Exhibit No. 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mojirade James, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Avanos Medical, Inc. Annual Report on Form 10-K for the year ended December 31, 2022 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 17th day of February, 2023.

/s/ John P. Byrnes
John P. Byrnes

Exhibit No. 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mojirade James, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Avanos Medical, Inc. Annual Report on Form 10-K for the year ended December 31, 2022 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 17th day of February, 2023.

/s/ Patrick J. O’Leary
Patrick J. O’Leary

Exhibit No. 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mojirade James, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Avanos Medical, Inc. Annual Report on Form 10-K for the year ended December 31, 2022 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 17th day of February, 2023.

/s/ Julie Shimer
Julie Shimer